EXHIBIT 10.2



                               LETTER OF AGREEMENT


This is a Letter of Agreement between Biomune Systems, Inc. (the "Company") and Bruce M. Kartchner ("Consultant") effective as of December 3, 1996.

CONSULTING DUTIES

Consultant has provided certain services to the Company including but not limited to the following:

A.   Aided Company personnel in the closing of monthly books.

B. Assisted Company personnel in preparation of monthly, quarterly and yearly financial statements.

C. Developed specialized and customized sales reports to help Company track incoming sales from many different locations.

COMPENSATION

Consultant will be compensated as follows:

     a.   25,000 free-trading shares of the Company's Common Stock.

The above description of duties and compensation are agreed to by the undersigned.

Biomune Systems, Inc.

By:   /s/  Michael G. Acton                     /s/  Bruce M. Kartchner
Michael G. Acton                                Bruce M. Kartchner
Its: Chief Financial Officer and Controller

December 3, 1996           December 3, 1996
-----------------------    ----------------------
         Date                    Date